UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2022

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange
6.375% Fixed-to-Floating Rate Subordinated Notes Series 2018-B due 2078	ENBA	New York Stock Exchange

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2022, Enbridge Inc. (the “Corporation”) filed Articles of Amendment with the Director under the Canada Business Corporations Act (the “CBCA”) amending its articles to create new series of Preference Shares of the Corporation designated as Preference Shares, Series 2022-B (the “Series 2022-B Conversion Preference Shares”) and Preference Shares, Series 2022-C (the “Series 2022-C Conversion Preference Shares” and, together with the Series 2022-B Conversion Preference Shares, the “Conversion Preference Shares”). The Series 2022-B Conversion Preference Shares are issuable upon the automatic conversion of the US$500,000,000 aggregate principal amount of the Corporation’s 7.375% Fixed-to-Fixed Rate Subordinated Notes Series 2022-B due 2083 (the “2022-B Notes”), and the Series 2022-C Conversion Preference Shares are issuable upon the automatic conversion of the US$600,000,000 aggregate principal amount of the Corporation’s 7.625% Fixed-to-Fixed Rate Subordinated Notes Series 2022-C due 2083 (the “2022-C Notes” and, together with the 2022-B Notes, the “Notes”). The Conversion Preference Shares will be entitled to receive cumulative preferential cash dividends, if, as and when declared by the board of directors of the Corporation, subject to the CBCA, at the same rate as the interest rate that would have accrued on the applicable Notes (had such Notes remained outstanding), payable on each semi-annual dividend payment date, subject to any applicable withholding tax.

The foregoing description of the Corporation’s Articles of Amendment is qualified in all respects by reference to the text of the Certificates of Amendment issued by the Director under the CBCA on September 15, 2022 and the Articles of Amendment attached thereto, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events.

On September 20, 2022, the Corporation completed the offering of the Notes. The Notes were offered pursuant to the Corporation’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on July 29, 2022 (Reg. No. 333- 266405) (the “Registration Statement”). The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01 and the Registration Statement:

•	Underwriting Agreement, dated September 15, 2022, between the Corporation and the underwriters party thereto.

•	Ninth Supplemental Indenture, dated September 20, 2022, to the Indenture, dated February 25, 2005, between the Corporation and Deutsche Bank Trust Company Americas, relating to the 2022-B Notes.

•	Tenth Supplemental Indenture, dated September 20, 2022, to the Indenture, dated February 25, 2005, between the Corporation and Deutsche Bank Trust Company Americas, relating to the 2022-C Notes.

•	Form of Global Note representing the 2022-B Notes.

•	Form of Global Note representing the 2022-C Notes.

•	Opinion of Sullivan & Cromwell LLP, U.S. counsel for the Corporation, as to the validity of the Notes.

•	Opinion of McCarthy Tétrault LLP, Canadian counsel for the Corporation, as to the validity of the Notes and the Conversion Preference Shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 15, 2022, between the Corporation and the underwriters party thereto.
3.1	Certificate and Articles of Amendment, dated September 15, 2022, relating to the Series 2022-B Preference Shares.
3.2	Certificate and Articles of Amendment, dated September 15, 2022, relating to the Series 2022-C Preference Shares.
4.1	Ninth Supplemental Indenture to the Indenture, dated September 20, 2022, between the Corporation and Deutsche Bank Trust Company Americas.
4.2	Tenth Supplemental Indenture to the Indenture, dated September 20, 2022, between the Corporation and Deutsche Bank Trust Company Americas.
4.3	Form of Global Note representing the 2022-B Notes (included in Exhibit 4.1).
4.4	Form of Global Note representing the 2022-C Notes (included in Exhibit 4.2).
5.1	Opinion of Sullivan & Cromwell LLP, U.S. counsel for the Corporation, as to the validity of the Notes.
5.2	Opinion of McCarthy Tétrault LLP, Canadian counsel for the Corporation, as to the validity of the Notes and the Conversion Preference Shares.
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1 above).
23.2	Consent of McCarthy Tétrault LLP (included in Exhibit 5.2 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC.
(Registrant)

Date: September 20, 2022	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara
Vice President & Corporate Secretary
(Duly Authorized Officer)